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                                                                   EXHIBIT 10(h)


                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT is made and entered into effective as of the 3rd day of December, 1997, by and among SOUTHWIND BROADCASTING, INC., a South Carolina corporation (the "Debtor"), William G. Dudley, III and Randall
T. Odeneal (the "Shareholders"), and REGENT COMMUNICATIONS, INC., a Delaware corporation (the "Secured Party"), as follows:

         For value received, the Debtor and Shareholders respectively, as and where applicable, hereby assign, pledge, transfer and grant a security interest to the Secured Party in their respective property described in Exhibit A attached hereto and incorporated herein by reference (the "Collateral") to secure (1) the payment of the sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), together with interest thereon and any other sums due as provided in a certain Promissory Note of Debtor of even date herewith payable to the order of Secured Party, and any renewal, modification, extension or refinancing (hereinafter referred to as the "Note"); and (2) all expenditures by the Secured Party in the collection and enforcement of the indebtedness of Debtor.

         The Debtor warrants, covenants, and agrees as follows:

         1. Title. (a) Except for the security interest granted by this Agreement, the Debtor or Shareholders, respectively, has or on acquisition will have, title to the Collateral free from any lien, security interest, encumbrance, or claim to ownership and possession of the Collateral. The Debtor will, at the Debtor's cost and expense, defend any action that may affect the Secured Party's security interest in, or the Debtor's title to, the Collateral. The Debtor has the right to pledge and grant a security interest in the Collateral without the consent of any other party.

                   (b) Anything to the contrary contained in this Security Agreement notwithstanding, it is understood and agreed as follows:

                                    (i) The distribution and payment of the
entire proceeds of the loan evidenced by the Note (the "Loan Proceeds") and/or of any of the Sale Assets (as hereinafter defined) to the shareholders of the Debtor or any or them or any other person is expressly permitted and shall not constitute a breach or default under this Security Agreement or give rise to any liability of any such shareholder.

                                    (ii) The Collateral shall not include any of
the Loan Proceeds or any of the Sale Assets.

                                    (iii) For purposes hereof, the "Sale Assets"
shall mean (i) any and all consideration paid to or at the direction of the Debtor in respect of the "Purchase Price" under that certain Agreement of Purchase and Sale of Assets, dated as of June 3, 1997, among the Debtor, William
G. Dudley, III, Wicks Broadcast Group Limited Partnership and WBG License Co., L.L.C., as the same may be amended from time to time (the "Southwind Sale Agreement"), including without limitation the "Notes" issued to the Debtor pursuant thereto (the "Sale Asset Notes"), and the letters of credit from time to time securing the same (the "L/C's"), (ii) any and
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all principal and interest paid in respect of any of the Sale Asset Notes, and any and all amounts paid or collected on or in respect of any of the L/C's,
(iii) the accounts receivable and other receivables of the Debtor accrued prior to the date of the "Closing" under the Southwind Sale Agreement (the "Southwind Closing Date") (said accounts receivable and other receivables being herein called the "Pre-Southwind Closing Receivables"), as opposed to any trade accounts receivable accruing from and after the Southwind Closing Date, (iv) any and all cash on hand of the Company as of the Southwind Closing Date or collected in respect of the Pre-Southwind Closing Receivables, and (v) any and all proceeds of any of the foregoing.

                                    (iv) The Secured Party and its assignees
shall not have any recourse against any of the Sale Assets with respect to, and hereby waive any rights with respect to the Sale Assets accruing in respect of, the Note or the indebtedness evidenced thereby.

         2. Financing Statement. The Debtor and Shareholders will join in executing all necessary financing statements in forms satisfactory to the Secured Party and will further execute all other appropriate instruments deemed necessary by the Secured Party and reasonably approved by counsel for Debtor and Shareholders.

         3. Sale, Lease, or Disposition of Collateral. Debtor will not, without the prior written consent of the Secured Party, sell, contract to sell, lease, encumber, or dispose of the Collateral or any interest in it until this Security Agreement and all debts secured by it have been fully satisfied.

         4. Insurance. The Debtor will insure (or cause to be insured) the Collateral with companies acceptable to the Secured Party against the casualties and in the amounts that the Secured Party shall reasonably require with a loss payable clause in favor of the Debtor and Secured Party as their interests may appear, and the Secured Party is authorized to collect sums that may become due under any of the insurance policies and apply them to the obligations secured by this Agreement.

         5. Protection of Collateral. The Debtor will keep (or cause to be kept) the Collateral in good order and repair (ordinary wear and tear excepted) and will not waste or destroy the Collateral or any part of it. The Debtor will not use (or permit the use of) the Collateral in violation of any statute or ordinance, and the Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

         6. Taxes. The Debtor will pay (or cause to be paid) promptly when due all taxes and assessments on the Collateral or for its use and operation.

         7. Location and Identification. The Debtor will keep the Collateral separate and identifiable and at the address listed on Exhibit A hereto and will not remove the Collateral from that address without the Secured Party's prior written consent.


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         8. Security Interest in Proceeds and Accessions. The Debtor grants to the Secured Party a security interest in and to all proceeds, increases, substitutions, replacements, additions, and accessions to the Collateral. This provision shall not be construed to mean that the Debtor is authorized to sell, lease, or dispose of the Collateral without the consent of the Secured Party.

         9. Reimbursement of Expenses. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Debtor any actions and conditions, obligations, or covenants that the Debtor has failed or refused to perform, and may pay for the repair, maintenance, and preservation of the Collateral, and all sums so expended, including but not limited to, attorneys' fees, court costs, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the rate provided under the Note and shall be payable and shall be secured by this Security Agreement.

         10. Payment. The Debtor will pay the indebtedness secured by this Security Agreement in accordance with the terms and provisions of the indebtedness and will repay immediately all sums expended by the Secured Party in accordance with the terms and provisions of this Security Agreement.

         11. Time of Performance and Waiver. In performing any act under this Security Agreement, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy, shall not be a waiver of any obligation of the Debtor or right of the Secured Party or constitute a waiver of any other similar default that occurs later.

         12. Default. The Debtor shall be in default under this Security Agreement on the occurrence of any of the following events or conditions:

                  (a) Default in the payment or performance of any obligation, covenant, or liability secured by this Security Agreement, subject to any applicable notice and cure provisions contained in the Note;

                  (b) Any warranty, representation, or statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made or furnished;

                  (c) Uninsured loss, theft, substantial damage, destruction, sale, or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment of or on the Collateral;

                  (d) Any failure by the Debtor to perform any of the provisions of this Security Agreement; or


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         13. Remedies. On the occurrence of any event of default, and at any later time, the Secured Party may declare all obligations secured due and payable immediately and may proceed to enforce payment and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as any and all other rights and remedies possessed by the Secured Party either at law or in equity.

         The Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at any place to be designated by the Secured Party that is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or any intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Debtor shown at the beginning of this Security Agreement at least five days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include the Secured Party's reasonable attorneys' fees and legal expenses. No action and/or inaction of the Secured Party shall be construed as an election of remedies, the Secured Party, under all circumstances, being deemed to have reserved all of its rights and remedies at law or in equity.

         14. Savings Clause. Notwithstanding anything to the contrary contained in this Pledge and Security Agreement, the Secured Party will not take any action which would constitute or result in any assignment of license or change of control of Debtor, if such assignment of license or change of control would require (under then-existing law) prior approval of the Federal Communications Commission ("FCC") without first obtaining such prior approval. Debtor and Shareholders agree to take any and all actions that the Secured Party may reasonably request in order to obtain any FCC approvals which are necessary or appropriate to enable the Secured Party to exercise and fully enjoy all rights and benefits granted to it by this Pledge and Security Agreement, including specifically, without limitation, the use of the Debtor's and Shareholders' reasonable best efforts, at the Debtor's cost and expense, to assist the Secured Party in obtaining any prior approvals from the FCC as are necessary for performance of any action or transaction contemplated by this Pledge and Security Agreement. Specifically, and without limitation, Debtor and Shareholders will, upon the Secured Party's request, prepare, sign and file with the FCC all relevant portions of any application for assignment of license or transfer of control as may be necessary or appropriate under FCC rules and regulations in order to obtain approval of any sale of, transfer of, or assumption of voting rights in, the common stock, which is a part of the Collateral.

         15.      Miscellaneous Provisions.

                  (a) South Carolina Law to Apply. This Security Agreement shall be construed under and in accordance with the Uniform Commercial Code and other applicable laws of the State of South Carolina.


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                  (b) Parties Bound. This Security Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns.

                  (c) Legal Construction. In case any one or more of the provisions contained in this Security Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, the validity, illegality, or unenforceability shall not affect any other provision of this Security Agreement and this Security Agreement shall be construed as if the invalid, illegal, or unenforceable provision had never been contained in it.

                  (d) Prior Agreements Superseded. This Security Agreement, together with the Note and any guaranty, constitutes the only agreement of the parties and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this Security Agreement.

                  (e) Definitions. All terms used in this Security Agreement that are defined in the Uniform Commercial Code of South Carolina shall have the same meaning in this Security Agreement as in the Code.

                  (f) Limitation of Liability. Notwithstanding anything to the contrary contained in this Security Agreement or any Promissory Note secured hereby, the liability and obligation of the Debtor and the Shareholders to perform and observe and make good the obligations contained herein and/or contained or provided for in the Note shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligations or liability shall be sought, collected or otherwise obtained against, and shall be without recourse in or against any Shareholder (or any assignee thereof) or against any past, present or future officer, employee, director or shareholder of Debtor (or any assignee thereof), and Secured Party for itself and its successors and assigns irrevocably waives any and all right to sue for, seek or demand any such damages, money, judgment, deficiency judgment or personal judgment against any Shareholder (or any assignee thereof) or against any past, present or future officer, director, employee or shareholder of Debtor (or any assignee thereof), under or by reason of or in connection with this Security Agreement and the Note and Secured Party agrees to look solely and only to the Collateral for payments of amounts due or payable hereunder or in connection herewith. Nothing in the foregoing provision shall be construed to prevent Secured Party from bringing an action against the Debtor and/or its officers, directors and shareholders for specific performance with respect to delivery of the Collateral upon the occurrence of an Event of Default, or for damages based upon fraud or conversion with respect to the Collateral.

                  (g) Termination of Pledge and Security Agreement. This Security Agreement and all liens, security interests, encumbrance and pledges created hereby, together with all other obligations hereunder and under the Note, shall, automatically and without any act or deed on the part of any person, including any party hereto, terminate and expire and be satisfied and discharged upon the payment in full of the Note secured hereby. On the date of termination, the Secured Party shall forthwith and immediately deliver to the Debtor and to the Shareholders any


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and all instruments and documents requested by them to satisfy and discharge all such liens, security interests, encumbrances, pledges and obligations. To that end, Secured Party hereby irrevocably appoints and designates the Debtor its attorney-in-fact to execute any and all such instruments and documents if the Secured Party fails to deliver the same within five (5) days of a request by Debtor.

                  (h) Notwithstanding anything to the contrary contained herein or in any other agreement or instrument between Debtor and Secured Party, upon the Note becoming due and payable whether upon maturity, by acceleration or other, Debtor may satisfy all obligations and liabilities under the Note and under any other such agreement or instrument by conveying to Secured Party such of the Collateral as can be conveyed by Debtor without violating any law, rule or regulation, including the Federal Communication Commission laws and the rules and regulations thereunder, such Collateral to include contingent or conditional assignments of all FCC licenses and authorizations.

                  (i) Shareholders. The Shareholders have entered into this Security Agreement for the sole and only purpose of pledging with Secured Party the stock of Debtor owned by them, and, except as otherwise provided in Section 15(f), neither Shareholder shall have any liability of any kind whatever hereunder or under the Note nor shall either of them be required or obligated to take any action or perform any obligation hereunder.

                  (j) Jurisdiction; Notice. The parties hereto agree that any appropriate State Court located in Charleston County, South Carolina, shall have exclusive jurisdiction over any case or controversy arising under or in any way connected with this Security Agreement and shall be the proper forum in which to adjudicate such case or controversy. The parties to this Security Agreement hereby consent to such jurisdiction and venue and hereby agree that service may be had and shall be considered to have been duly given if delivered personally or five (5) business days after being deposited in the mail if via registered or certified mail, return receipt requested, postage prepaid, to the person named below at the following addresses:

                           Regent Communications, Inc.
                           50 RiverCenter Boulevard
                           Suite 180
                           Covington, Kentucky   41011

                           Southwind Broadcasting, Inc. and/or
                           William G. Dudley, III
                           P.O. Box 705
                           Mt. Pleasant, South Carolina   29464

                           Randall T. Odeneal
                           1921 Gallows Road
                           Suite 850
                           Vienna, VA   22182


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                          DEBTOR:

                          SOUTHWIND BROADCASTING, INC.



                          By:  _______________________________________

                          Its: _______________________________________

                          SHAREHOLDERS:


                          ____________________________________________
                          William G. Dudley, III


                          ____________________________________________
                          Randall T. Odeneal


                          SECURED PARTY:

                          REGENT COMMUNICATIONS, INC.


                          By:  _______________________________________

                          Its: _______________________________________

This instrument prepared by:
John G. Parnell
Strauss & Troy
2100 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202
(513) 621-2120


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                                    EXHIBIT A

                                   Collateral

         The following shall constitute the Collateral, except as otherwise provided in Section 1(b) of the Security Agreement:

1.       All inventory, goods, supplies and other tangible personal property.

2. All cash, accounts, accounts receivable, rights to payment, contract rights, chattel paper, documents, instruments and notes.

3. All trademarks, service marks, tradenames, business names, trade styles, logos, patents, and licenses.

4.       All equipment, fixtures, furnishings, tools and motor vehicles.

5.       All choses in action, causes of action and other general intangibles.

         Anything to the contrary notwithstanding, it is understood and agreed as follows:

                  (i) The Collateral shall not include any of the Loan Proceeds from the $1,500,000 loan from Secured Party to Debtor or any of the Sale Assets.

                  (ii) For purposes hereof, the "Sale Assets" shall mean (i) any and all consideration paid to or at the direction of the Debtor in respect of the "Purchase Price" under that certain Agreement of Purchase and Sale of Assets, dated as of June 3, 1997, among the Debtor, William G. Dudley, III, Wicks Broadcast Group Limited Partnership and WBG License Co., L.L.C., as the same may be amended from time to time (the "Southwind Sale Agreement"), including, without limitation, the "Notes" issued to the Debtor pursuant thereto (the "Sale Asset Notes"), and the letters of credit from time to time securing the same (the "L/C's", (ii) any and all principal and interest paid in respect of any of the Sale Asset Notes, and any and all amounts paid or collected on or in respect of any of the L/C's, (iii) the accounts receivable and other receivables of the Debtor accrued prior to the date of the "Closing" under the Southwind Sale Agreement (the "Southwind Closing Date") (said accounts receivable and other receivables being herein called the "Pre-Southwind Closing Receivables"), as opposed to any trade accounts receivable accruing from and after the Southwind Closing Date, (iv) any and all cash on hand of the Company as of the Southwind Closing Date or collected in respect of the Pre-Southwind Closing Receivables, and (v) any and all proceeds of any of the foregoing.